MUNIHOLDINGS
                                             NEW YORK INSURED
                                             FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                             Annual Report
                                             August 31, 2000

                                        MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

DEAR SHAREHOLDER

For the year ended August 31, 2000, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.800 per share in income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.64%, based on a month-end per share net asset value of $14.19. During the same period, the total investment return on the Fund's Common Stock was +7.14%, based on a change in per share net asset value from $14.16 to $14.19, and assuming reinvestment of $0.808 per share income dividends.

For the six months ended August 31, 2000, the total investment return on the Fund's Common Stock was +14.02%, based on a change in per share net asset value from $12.86 to $14.19, and assuming reinvestment of $0.385 per share income dividends.

For the six-month period ended August 31, 2000, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 3.55%; Series B, 3.76%; Series C, 4.10%; Series D, 4.04%; and Series E, 3.92%.

The Municipal Market Environment

During the six months ended August 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates and the lowest unemployment rates since 1970, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors soon began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined nearly 50 basis points (0.50%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term Treasury bond market. By mid-June, long-term US Treasury bond yields rose to more than 6.00%.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and Treasury buybacks as with investor expectations of slower economic growth.

Tax exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in U.S. Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax exempt bonds in the secondary market as well. Given the decline in available long-term Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term revenue bond yields have declined more than 50 basis points to 5.72%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

August 2000 was one of the few months in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. During the last six months, approximately $100 billion in long-term tax-exempt bonds was issued, a decline of almost 15% compared to the same period in 1999. During the last three months, more than $50 billion in new long-term municipal bonds was underwritten, a decline of nearly 10% compared to the same three-month period in 1999.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.

Portfolio Strategy

During the six months ended August 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income for shareholders. Our strategy was to remain invested in the highest-yielding bonds that could be purchased, without sacrificing the credit quality of the Fund, and maintain a slightly longer duration than the Fund's peer group. Therefore, we purchased discount bonds in the 15-year-20-year sector and sold par bonds in the 20-year-30-year maturity range. These efforts generated a substantial pickup in yield because of the underperformance of discount bonds during the prior six months. Our strategy proved successful as yields declined about 50 basis points.

Looking forward, we believe interest rates will trend sideways until there is a substantial slowdown in the economy. However, we anticipate that there may also be some volatility because of the increase in energy prices. In our opinion, this inflation scare could present an opportunity to extend the duration of the Fund in preparation for a significant decline in yields when the economy slows enough for the Federal Reserve Board to stop raising short-term interest rates.


                                     2 & 3

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

October 2, 2000

We are pleased to announce that Robert A. DiMella is responsible for the day-to-day management of MuniHoldings New York Insured Fund, Inc. Mr. DiMella has been employed by Merrill Lynch Investment Managers, L.P. since 1993 and is Vice President and Portfolio Manager.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face
STATE              Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New York--98.9%                                Albany County, New York, Airport Authority, Airport Revenue Bonds (f):
                   AAA      Aaa     $ 1,500     AMT, 5.375% due 12/15/2017                                                  $  1,474
                   AAA      Aaa       1,500     AMT, 5.50% due 12/15/2019                                                      1,477
                   AAA      Aaa       4,165     Series B, 4.75% due 12/15/2018                                                 3,794
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000    Albany, New York, Municipal Water Finance Authority, Water and
                                               Sewer System Revenue Refunding Bonds, Series A, 6.375% due 12/01/2017 (c)       1,098
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       3,000    Allegany County, New York, IDA, Civic Facilities Revenue
                                               Refunding Bonds (Alfred University), 5% due 8/01/2028 (h)                       2,741
                   -----------------------------------------------------------------------------------------------------------------
                                               Appleridge Retirement Community Inc., New York, Mortgage
                                               Revenue Bonds (Appleridge Project) (g):
                   NR*      Aaa       1,150     5.70% due 9/01/2031                                                            1,140
                   NR*      Aaa       1,250     5.75% due 9/01/2041                                                            1,246
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      13,850    Battery Park, New York, City Authority Revenue Bonds,
                                               Junior-Lien, Series A, 5.50% due 11/01/2026 (a)                                13,641
                   -----------------------------------------------------------------------------------------------------------------
                                               Buffalo, New York, GO (f):
                   AAA      Aaa       1,000     Series D, 6% due 12/01/2013                                                    1,084
                   AAA      Aaa       1,000     Series D, 6% due 12/01/2014                                                    1,078
                   AAA      Aaa       1,035     Series E, 6% due 12/01/2015                                                    1,109
                   AAA      Aaa       1,165     Series E, 6% due 12/01/2017                                                    1,240
                   AAA      Aaa       1,310     Series E, 6% due 12/01/2019                                                    1,385
                   AAA      Aaa         920     Series E, School, 6% due 12/01/2013                                              997
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000    Buffalo, New York, Municipal Water Finance Authority, Water
                                               System Revenue Bonds, 5% due 7/01/2025 (c)                                      1,835
                   -----------------------------------------------------------------------------------------------------------------
                                               Erie County, New York, GO, Public Improvement, Series A (c):
                   AAA      Aaa       1,025     5.75% due 10/01/2013                                                           1,093
                   AAA      Aaa       1,450     5.75% due 10/01/2014                                                           1,538
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1@   11,290    Long Island Power Authority, New York, Electric System Revenue
                                               Bonds, VRDN, Sub-Series 5, 4.30% due 5/01/2033 (j)                             11,290
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       7,700    Long Island Power Authority, New York, Electric System Revenue
                                               Refunding Bonds, Series A, 5.125% due 12/01/2022 (f)                            7,265
                   -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Bonds:
                   AAA      Aaa       3,000     (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (f)                    3,017
                   AAA      Aaa       7,695     Series A, 5.625% due 7/01/2027 (h)                                             7,700
                   -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Refunding Bonds:
                   AAA      Aaa       1,000     Series B, 5% due 7/01/2020 (a)                                                   938
                   AAA      Aaa       1,000     Series D, 5.125% due 7/01/2022 (h)                                               944
                   AAA      Aaa       2,625     Series E, 5% due 7/01/2021 (a)                                                 2,445
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,750    Metropolitan Transportation Authority, New York, Dedicated Tax
                                               Fund Revenue Bonds, Series A, 6.25% due 4/01/2013 (h)                           4,195
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000    Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (h)                     991
                   -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Refunding Bonds:
                   AAA      Aaa       5,000     Series A, 4.75% due 7/01/2021 (h)                                              4,481
                   AAA      Aaa       4,000     Series C, 4.75% due 7/01/2016 (f)                                              3,721
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,385    Monroe Woodbury, New York, Central School District, GO, 5.625%
                                               due 5/15/2023 (h)                                                               2,399
                   -----------------------------------------------------------------------------------------------------------------
                                               Nassau County, New York, GO, Series B (a):
                   AAA      Aaa       6,000     5.25% due 6/01/2023                                                            5,746
                   AAA      Aaa       3,000     5.25% due 6/01/2024                                                            2,867
                   -----------------------------------------------------------------------------------------------------------------
                                               Nassau County, New York, IDA, Civic Facilities Revenue
                                               Refunding Bonds (Hofstra University Project) (h):
                   AAA      Aaa       5,690     5% due 7/01/2023                                                               5,273
                   AAA      Aaa       6,000     4.75% due 7/01/2028                                                            5,243
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       4,900    Nassau Health Care Corporation, New York, Health System
                                               Revenue Bonds, 5.75% due 8/01/2029 (f)                                          4,967
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,000    New York City, New York, City Health and Hospital Corporation,
                                               Health System Revenue Refunding Bonds, Series A, 5.25% due 2/15/2017 (h)        2,951
                   -----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDA  Industrial Development Authority
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
VRDN Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's   Face
STATE              Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New York           AAA      Aaa    $ 18,000    New York City, New York, City Municipal Water Finance
(continued)                                    Authority, Water and Sewer System Revenue Bonds, Series B,
                                               5.75% due 6/15/2029 (h)                                                      $ 18,212
                   -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Refunding Bonds:
                   AAA      Aaa       4,250     Series A, 5.50% due 6/15/2023 (c)                                              4,206
                   AAA      Aaa       7,800     Series A, 5.50% due 6/15/2023 (h)                                              7,719
                   AAA      Aaa       4,000     Series A, 5.375% due 6/15/2026 (f)                                             3,872
                   AAA      Aaa       4,750     Series B, 5.25% due 6/15/2029 (c)                                              4,494
                   AAA      Aaa      11,250     Series B, 6.50% due 6/15/2031 (h)                                             12,441
                   AAA      Aaa       1,000     Series D, 4.75% due 6/15/2025 (c)                                                883
                   AAA      Aaa       1,250     Series D, 4.75% due 6/15/2025 (h)                                              1,104
                   -----------------------------------------------------------------------------------------------------------------
                   AA       Aa3       2,700    New York City, New York, City Transitional Finance Authority
                                               Revenue Bonds, Future Tax Secured, Series C, 5.25% due 5/01/2015                2,704
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      10,500    New York City, New York, Educational Construction Fund Revenue
                                               Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (a)                                10,343
                   -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, GO:
                   AAA      Aaa       5,820     Series C, 5.375% due 11/15/2027 (h)                                            5,638
                   AAA      Aaa       5,000     Series C, 5% due 8/15/2028 (f)                                                 4,568
                   AAA      NR*       1,850     Series I, 6.25% due 4/15/2027 (h)                                              1,953
                   A-       A2        1,000     Series J, 5.50% due 2/15/2026                                                    972
                   A1c      VMIG1@    4,900     VRDN, Series B, Sub-Series B-6, 4.15% due 8/15/2005 (h)(j)                     4,900
                   NR*      VMIG1@    1,000     VRDN, Series B-2, Sub-Series B-5, 4.15% due 8/15/2009 (h)(j)                   1,000
                   A1+      VMIG1@    3,150     VRDN, Sub-Series A-4, 4.20% due 8/01/2021 (j)                                  3,150
                   A1+      VMIG1@    1,300     VRDN, Sub-Series A-7, 4.30% due 8/01/2021 (j)                                  1,300
                   -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, GO, Refunding:
                   AAA      NR*      10,000     Series A, 6.25% due 5/15/2026 (f)                                             10,726
                   A-       A2        5,000     Series H, 5.125% due 8/01/2025                                                 4,607
                   A1+      VMIG1@    1,500     VRDN, Sub-Series E-4, 4.30% due 8/01/2021 (j)                                  1,500
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      NR*         300    New York City, New York, Housing Development Corporation, M/F
                                               Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A,
                                               4.10% due 11/15/2019 (e)(j)                                                      300
                   -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, IDA, Civic Facilities Revenue Bonds:
                   BBB      NR*       1,000     (College of Aeronautics Project), 5.45% due 5/01/2018                            945
                   A        A3        5,635     (Nightingale--Bamford School Project), 5.85% due 1/15/2020                     5,675
                   AAA      Aaa       1,830     (Rockefeller Foundation Project), 5.375% due 7/01/2023                         1,822
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000    New York City, New York, IDA, Special Facilities Revenue Bonds
                                               (Terminal One Group), AMT, 6.125% due 1/01/2024 (h)                             5,184
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000    New York State Dormitory Authority, Hospital Revenue Refunding
                                               Bonds (Montefiore Medical Center), 5.50% due 8/01/2038 (a)                      1,947
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority, Lease Revenue Bonds:
                   AAA      Aaa       2,000     (Municipal Health Facilities Improvement Program), Series 1,
                                                5% due 1/15/2019                                                               1,894
                   AAA      Aaa       7,650     (Municipal Health Facilities Improvement Program), Series 1,
                                                4.75% due 1/15/2019 (f)                                                        6,653
                   AAA      Aaa         645     (Office Facilities Audit and Control), 5.50% due 4/01/2023 (h)                   639
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority Revenue Bonds:
                   AAA      Aaa       2,200     (853 Schools Program), Issue 2, Series D, 5% due 7/01/2018 (a)                 2,095
                   AAA      Aaa       1,340     (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)              1,381
                   AAA      Aaa       1,200     (Cooper Union of Advance Science), 6.25% due 7/01/2029 (h)                     1,280
                   AAA      Aaa       3,470     (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (h)           3,554
                   AAA      Aaa       7,550     (Court Facilities Lease Program), Series A, 5.25% due 5/15/2021 (h)            7,237
                   AAA      Aaa      10,000     (Frances Schervier Project), 5.50% due 7/01/2027 (f)                           9,773
                   AAA      Aaa       2,325     (Gustavus Adolphus Children's School), Series B, 5.50% due 7/01/2018 (a)       2,342
                   AAA      Aaa       6,750     (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (h)                 6,443
                   AAA      Aaa       4,500     (Library Facilities--Service Contract), 5.25% due 7/01/2019 (b)                4,374
                   AAA      Aaa      10,000     (Mental Health Services Facilities Improvement), Series B, 5.375%
                                                due 2/15/2026 (f)                                                              9,683
                   AAA      A3        5,485     (Mental Health Services Facilities Improvement), Series D, 5.125%
                                                due 8/15/2027 (f)                                                              5,113
                   AAA      NR*       1,750     (Saint Agnes Hospital), 5.40% due 2/15/2025 (h)                                1,679
                   AAA      Aaa      10,000     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(d)                          9,611
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority, Revenue Refunding Bonds:
                   AAA      Aaa       5,000     (City University System), Series F, 5.50% due 7/01/2012 (c)                    5,114
                   AAA      NR*       3,250     (City University System--Consolidated), Series A, 5.625% due
                                                7/01/2016 (f)                                                                  3,398
                   AAA      Aaa       5,000     (City University System--Consolidated Third), Series 1, 5.25%
                                                due 7/01/2025 (c)                                                              4,773
                   AAA      Aaa       1,500     (Fordham University), 5% due 7/01/2028 (h)                                     1,371
                   AAA      Aaa       6,250     (Hospital for Special Surgery), 5% due 2/01/2028 (d)(h)                        5,662
                   AAA      NR*      11,080     (Hospital Mortgage--United Health Services Hospitals), 5.375%
                                                due 8/01/2027 (a)(d)                                                          10,711
                   NR*      Aaa       3,465     (Ithaca College), 5% due 7/01/2026 (a)                                         3,178
                   AAA      Aaa       4,550     (Mental Health Program), Series B, 5.50% due 8/15/2017 (h)                     4,599
                   AAA      Aaa       5,320     (Millard Fillmore Hospital Project), 5.375% due 2/01/2032 (a)(d)               5,075
                   BBB+     Baa1     15,880     (Mount Sinai Health System), Series A, 6.50% due 7/01/2017                    17,028
                   AAA      Aaa       8,000     (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(d)              6,994
                   AAA      Aaa       3,750     (New York Medical College), 4.75% due 7/01/2027 (h)                            3,284
                   AAA      Aaa       3,460     (North Shore University Hospital), 5.25% due 11/01/2019 (h)                    3,358
                   AAA      Aaa       3,000     (North Shore University Hospital), 5% due 11/01/2023 (h)                       2,753
                   AAA      Aaa       9,110     RITR, Class R, Series 2, 6.04% due 7/01/2011 (k)                              11,033
                   AAA      Aaa       1,425     (Rochester Institute of Technology), 5.25% due 7/01/2022 (h)                   1,368
                   AAA      Aaa       4,500     (State University Educational Facilities), Series A, 4.75%
                                                due 5/15/2025 (h)                                                              3,975
                   AAA      Aaa       1,455     (University of Rochester), Series A, 5.125% due 7/01/2022 (h)                  1,374
                   AAA      Aaa       6,000     (University of Rochester), Series A, 5% due 7/01/2023 (h)                      5,553
                   -----------------------------------------------------------------------------------------------------------------
                   A-       Baa3      5,000    New York State Energy Research and Development Authority,
                                               Electric Facilities Revenue Bonds (LILCO Project), AMT, Series
                                               B, 5.30% due 11/01/2023                                                         4,629
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Energy Research and Development Authority,
                                               Facilities Revenue Refunding Bonds (Consolidated Edison Company
                                               of New York), Series A:
                   AAA      Aaa      12,500     6.10% due 8/15/2020 (a)                                                       13,051
                   AAA      Aaa       3,500     6.10% due 8/15/2020 (h)                                                        3,646
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      NR*       1,200    New York State Energy Research and Development Authority, PCR
                                               (Niagara Mohawk Power Corporation Project), AMT, VRDN, Series B, 4.40%
                                               due 7/01/2027 (j)                                                               1,200
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Energy Research and Development Authority, PCR,
                                               Refunding, Series A:
                   AAA      Aaa       6,000     (Central Hudson Gas and Electric), 5.45% due 8/01/2027 (a)                     5,879
                   AAA      Aaa       8,350     (Niagara Mohawk Power Corporation Project), 5.15% due 11/01/2025 (a)           7,845
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,285    New York State Energy Research and Development Authority,
                                               Solid Waste Disposal Revenue Bonds (New York State Electric
                                               and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028 (h)                   1,278
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,000    New York State Environmental Facilities Corporation, Special
                                               Obligation Revenue Refunding Bonds (Riverbank State Park),
                                               5.125% due 4/01/2022 (a)                                                        2,833
                   -----------------------------------------------------------------------------------------------------------------


                                     6 & 7

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's   Face
STATE              Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New York           AAA      Aaa    $  4,400    New York State Environmental Facilities Corporation, Water
(concluded)                                    Facilities Revenue Refunding Bonds (Spring Valley Water Company),
                                               Series B, 6.15% due 8/01/2024                                                $  4,556
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State, HFA, Revenue Refunding Bonds, Series A:
                   AAA      Aaa       2,000     (Fulton Manor), 6.10% due 11/15/2025 (a)(d)                                    2,020
                   AAA      Aaa       1,740     (Housing Mortgage Project), 6.10% due 11/01/2015 (f)                           1,795
                   AAA      Aaa       2,990     (Housing Mortgage Project), 6.125% due 11/01/2020 (f)                          3,060
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1@   17,500    New York State Local Government Assistance Corporation, VRDN,
                                               Series F, 4.05% due 4/01/2025 (j)                                              17,500
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000    New York State Medical Care Facilities Finance Agency Revenue
                                               Bonds (Mental Health Services), Series A, 6% due 2/15/2005 (h)(i)               1,081
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:
                   NR*      Aa1       7,435     Series 69, 5.40% due 10/01/2019                                                7,167
                   NR*      Aa1       9,125     Series 73-A, 5.30% due 10/01/2028                                              8,432
                   NR*      Aa1       2,805     Series 84, 5.90% due 4/01/2022                                                 2,814
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency, Homeowner Mortgage Revenue
                                               Refunding Bonds:
                   AAA      Aaa       2,500     AMT, Series 54, 6.20% due 10/01/2026 (h)                                       2,559
                   NR*      Aa1         930     AMT, Series 58, 6.40% due 4/01/2027                                              964
                   AAA      Aaa       2,140     AMT, Series 67, 5.70% due 10/01/2017 (h)                                       2,163
                   AAA      Aaa       5,985     AMT, Series 67, 5.80% due 10/01/2028                                           6,014
                   AAA      Aaa       1,500     Series 59, 6.25% due 4/01/2027 (h)                                             1,561
                   NR*      Aa1       1,000     Series 61, 5.80% due 10/01/2017                                                1,016
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency Revenue Bonds, RIB (k):
                   NR*      Aaa       3,000     Series 302, 7.44% due 10/01/2017 (h)                                           3,191
                   NR*      Aaa       2,450     Series 303, 8.34% due 10/01/2014                                               2,640
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aa1       3,385    New York State Mortgage Agency, Revenue Refunding Bonds, AMT,
                                               Series 82, 5.65% due 4/01/2030                                                  3,318
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000    New York State Thruway Authority, Highway and Bridge Trust
                                               Fund Revenue Bonds, Series B-1, 5.75% due 4/01/2013 (c)                         5,326
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,660    New York State Thruway Authority, Highway and Bridge Trust
                                               Fund Revenue Refunding Bonds, Series B, 5% due 4/01/2017 (c)                    5,444
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       5,500    New York State Thruway Authority, Local Highway and Bridge
                                               Service Contract Revenue Refunding Bonds, 6% due 4/01/2012                      5,930
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000    New York State Thruway Authority, Service Contract Revenue
                                               Refunding Bonds (Local Highway and Bridge), 5.75% due 4/01/2015 (h)             5,249
                   -----------------------------------------------------------------------------------------------------------------
                                               New York State Urban Development Corporation Revenue Bonds:
                   AAA      Aaa       5,500     (Community Enhancement Facilities), 5.125% due 4/01/2015 (a)                   5,447
                   NR*      Aaa      10,000     (Correctional Capital Facilities), Series 5, 5.50% due
                                                1/01/2025 (h)                                                                  9,815
                   AAA      Aaa      12,465     (Correctional Capital Facilities), Series 6, 5.375% due
                                                1/01/2025 (a)                                                                 12,094
                   AAA      Aaa       4,500     (Correctional Facilities Service Contract), Series B, 4.75%
                                                due 1/01/2028 (a)                                                              3,939
                   -----------------------------------------------------------------------------------------------------------------
                                               Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                               (Buffalo Niagara International Airport), AMT (c):
                   AAA      NR*       1,000     5% due 4/01/2018                                                                 933
                   AAA      NR*       1,775     5% due 4/01/2028                                                               1,587
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,700    Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                               (Mohawk Valley), Series A, 5.20% due 2/01/2013 (f)                              1,714
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       2,000    Otsego County, New York, IDA, Civic Facility Revenue Refunding
                                               Bonds (Aurelia Osborn Fox Memorial Hospital), Series A, 5.35% due
                                               10/01/2017 (f)                                                                  1,976
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       6,250    Port Authority of New York and New Jersey, Consolidated
                                               Revenue Bonds, 116th Series, 4.375% due 10/01/2033 (c)                          5,055
                   -----------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds (JFK International Airport Terminal Project), AMT,
                                               Series 6 (h):
                   AAA      Aaa      13,330     6.25% due 12/01/2015                                                          14,775
                   AAA      Aaa       9,980     5.75% due 12/01/2022                                                          10,151
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       5,000    Schenectady, New York, IDA, Civic Facility Revenue Bonds
                                               (Union College Project), Series A, 5.45% due 12/01/2029 (a)                     4,871
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa         305    Suffolk County, New York, GO, Refunding, Public Improvement,
                                               Series D, 4.75% due 11/01/2019 (c)                                                277
                   -----------------------------------------------------------------------------------------------------------------
                   AAAr     Aaa       6,595    Suffolk County, New York, IDA, Solid Waste Disposal Facility
                                               Revenue Refunding Bonds, RITR, AMT, Class R, Series 1, 6.008% due
                                               10/01/2010 (k)                                                                  7,903
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       7,090    Suffolk County, New York, Water Authority, Waterworks Revenue
                                               Bonds, Series A, 5% due 6/01/2022 (a)                                           6,575
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       6,000    Triborough Bridge and Tunnel Authority, New York, General
                                               Purpose Revenue Bonds, Series B, 5.20% due 1/01/2027 (c)                        5,663
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,500    Triborough Bridge and Tunnel Authority, New York, Special
                                               Obligation Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024 (h)           3,107
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,250    Yonkers, New York, GO, Series C, 5% due 6/01/2019 (c)                           2,129
====================================================================================================================================
                   Total Investments (Cost--$645,503)--98.9%                                                                 643,092
                   Other Assets Less Liabilities--1.1%                                                                         7,299
                                                                                                                            --------
                   Net As sets--100.0%                                                                                      $650,391
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   CAPMAC Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FNMA Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..................................................................  83.1%
AA/Aa....................................................................   4.1
A/A......................................................................   2.4
BBB/Baa..................................................................   2.8
Other+...................................................................   6.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                     8 & 9

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2000
====================================================================================================================================
Assets:        Investments, at value (identified cost--$645,503,108) .............................                    $ 643,092,088
               Cash ..............................................................................                           88,567
               Interest receivable ...............................................................                        8,016,273
               Prepaid expenses and other assets .................................................                           34,604
                                                                                                                      -------------
               Total assets ......................................................................                      651,231,532
                                                                                                                      =============
====================================================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders .......................................................   $     386,066
                 Investment adviser ..............................................................         209,737
                 Offering costs ..................................................................         120,285          716,088
                                                                                                     -------------
               Accrued expenses and other liabilities ............................................                          124,267
                                                                                                                      -------------
               Total liabilities .................................................................                          840,355
                                                                                                                      -------------
====================================================================================================================================
Net Assets:    Net assets ........................................................................                    $ 650,391,177
                                                                                                                      =============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (10,960 shares of AMPS* issued
                 and outstanding at $25,000 per share liquidation preference) ....................                    $ 274,000,000
                 Common Stock, par value $.10 per share (26,531,247 shares issued and outstanding)   $   2,653,125
               Paid-in capital in excess of par ..................................................     413,685,678
               Undistributed investment income--net ..............................................       1,944,232
               Accumulated realized capital losses on investments--net ...........................     (38,343,576)
               Accumulated distributions in excess of realized capital gains on investments--net .      (1,137,262)
               Unrealized depreciation on investments--net .......................................      (2,411,020)
                                                                                                     -------------
               Total--Equivalent to $14.19 net asset value per share of Common Stock (market
               price--$12.625)                                                                                          376,391,177
                                                                                                                      -------------
               Total capital .....................................................................                    $ 650,391,177
                                                                                                                      =============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended August 31, 2000
===========================================================================================================================
Investment               Interest and amortization of premium and discount earned .........                   $ 23,827,448
Income:
===========================================================================================================================
Expenses:                Investment advisory fees .........................................   $  2,321,150
                         Commission fees ..................................................        472,902
                         Reorganization expenses ..........................................        408,233
                         Accounting services ..............................................         92,207
                         Transfer agent fees ..............................................         82,067
                         Professional fees ................................................         23,733
                         Custodian fees ...................................................         23,613
                         Printing and shareholder reports .................................         22,920
                         Listing fees .....................................................         21,560
                         Directors' fees and expenses .....................................         15,827
                         Pricing fees .....................................................          6,793
                         Other ............................................................         26,297
                                                                                              ------------
                         Total expenses before reimbursement ..............................      3,517,302
                         Reimbursement of expenses ........................................       (292,159)
                                                                                              ------------
                         Total expenses after reimbursement ...............................                      3,225,143
                                                                                                              ------------
                         Investment income--net ...........................................                     20,602,305
                                                                                                              ------------
===========================================================================================================================
Realized &               Realized loss on investments--net ................................                    (18,802,194)
Unrealized (Gain) Loss   Change in unrealized appreciation/depreciation on investments--net                     40,860,880
On Investments-- Net:                                                                                         ------------
                         Net Increase in Net Assets Resulting from Operations .............                   $ 42,660,991
                                                                                                              ============
===========================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended
                                                                                                       August 31,
                                                                                              ------------------------------
                    Increase (Decrease) in Net Assets:                                            2000             1999
=============================================================================================================================
Operations:         Investment income--net ................................................   $  20,602,305    $  11,418,008
                    Realized loss on investments--net .....................................     (18,802,194)        (193,650)
                    Change in unrealized appreciation/depreciation on investments--net ....      40,860,880      (17,042,859)
                                                                                              -------------    -------------
                    Net increase (decrease) in net assets resulting from operations .......      42,660,991       (5,818,501)
                                                                                              -------------    -------------
=============================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ........................................................     (13,207,063)      (8,442,641)
Shareholders:         Preferred Stock .....................................................      (6,955,753)      (2,635,794)
                    Realized gain on investments--net:
                      Common Stock ........................................................              --         (501,319)
                      Preferred Stock .....................................................              --         (190,003)
                    In excess of realized gain on investments--net:
                      Common Stock ........................................................              --         (824,696)
                      Preferred Stock .....................................................              --         (312,566)
                                                                                              -------------    -------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders .......................................................     (20,162,816)     (12,907,019)
                                                                                              -------------    -------------
=============================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock resulting from reorganization ..     215,297,971               --
Transactions:       Proceeds from issuance of Preferred Stock resulting from reorganization     179,000,000               --
                                                                                              -------------    -------------
                    Net increase in net assets derived from capital stock transactions ....     394,297,971               --
                                                                                              -------------    -------------
=============================================================================================================================
Net Assets:         Total increase (decrease) in net assets ...............................     416,796,146      (18,725,520)
                    Beginning of year .....................................................     233,595,031      252,320,551
                                                                                              -------------    -------------
                    End of year* ..........................................................   $ 650,391,177    $ 233,595,031
                                                                                              =============    =============
=============================================================================================================================
                   *Undistributed investment income--net ..................................   $   1,944,232    $   1,114,070
                                                                                              =============    =============
=============================================================================================================================

See Notes to Financial Statements.


                                                           10 & 11

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                For the Year Ended
                     from information provided in the financial statements.                       August 31,         For the Period
                                                                                           ----------------------   Sept. 19, 1997+
                     Increase (Decrease) in Net Asset Value:                                  2000          1999    to Aug. 31, 1998
====================================================================================================================================
Per Share            Net asset value, beginning of period ...............................  $   14.16     $  16.07        $  15.00
Operating                                                                                  ---------     --------        --------
Performance:         Investment income--net .............................................       1.13         1.16            1.13
                     Realized and unrealized gain (loss) on investments--net ............        .08        (1.75)           1.11
                                                                                           ---------     --------        --------
                     Total from investment operations ...................................       1.21         (.59)           2.24
                                                                                           ---------     --------        --------
                     Less dividends and distributions to Common Stock shareholders:
                       Investment income--net ...........................................       (.81)        (.86)           (.75)
                       Realized gain on investments--net ................................         --         (.05)             --
                       In excess of realized capital gains on investments--net ..........         --         (.09)             --
                                                                                           ---------     --------        --------
                     Total dividends and distributions to Common Stock shareholders .....       (.81)       (1.00)           (.75)
                                                                                           ---------     --------        --------
                     Capital charge resulting from issuance of Common Stock .............         --           --            (.03)
                                                                                           ---------     --------        --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred Stock shareholders:
                        Investment income--net ..........................................       (.37)        (.27)           (.30)
                        Realized gain on investments--net ...............................         --         (.02)             --
                        In excess of realized capital gains on investments--net .........         --         (.03)             --
                     Capital charge resulting from issuance of Preferred Stock ..........         --           --            (.09)
                                                                                           ---------     --------        --------
                     Total effect of Preferred Stock activity ...........................       (.37)        (.32)           (.39)
                                                                                           ---------     --------        --------
                     Net asset value, end of period .....................................  $   14.19     $  14.16        $  16.07
                                                                                           =========     ========        ========
                     Market price per share, end of period ..............................  $  12.625     $  14.00        $15.3125
                                                                                           =========     ========        ========
====================================================================================================================================
Total Investment     Based on market price per share ....................................      (3.58%)      (2.37%)          7.21%@
Return:**                                                                                  =========     ========        ========
                     Based on net asset value per share .................................       7.14%       (5.91%)         12.52%@
                                                                                           =========     ========        ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Average Net Assets   expenses*** ........................................................       1.17%        1.13%            .80%*
Of Common Stock:                                                                           =========     ========        ========
                     Total expenses, net of reimbursement*** ............................       1.34%        1.13%            .80%*
                                                                                           =========     ========        ========
                     Total expenses*** ..................................................       1.46%        1.19%           1.19%*
                                                                                           =========     ========        ========
                     Total investment income--net*** ....................................       8.58%        7.43%           7.65%*
                                                                                           =========     ========        ========
                     Amount of dividends to Preferred Stock shareholders ................       2.90%        1.71%           2.06%*
                                                                                           =========     ========        ========
                     Investment income--net, to Common Stock shareholders ...............       5.68%        5.72%           5.59%*
                                                                                           =========     ========        ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Total Average Net    expenses ...........................................................        .67%         .70%            .50%*
Assets:***+++                                                                              =========     ========        ========
                     Total expenses, net of reimbursement ...............................        .76%         .70%            .50%*
                                                                                           =========     ========        ========
                     Total expenses .....................................................        .83%         .74%            .75%*
                                                                                           =========     ========        ========
                     Total investment income--net .......................................       4.87%        4.59%           4.81%*
                                                                                           =========     ========        ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........................       3.80%        2.77%           3.48%*
Average Net Assets                                                                         =========     ========        ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ...  $ 376,391     $138,595        $157,321
                                                                                           =========     ========        ========
                     Preferred Stock outstanding, end of period (in thousands) ..........  $ 274,000     $ 95,000        $ 95,000
                                                                                           =========     ========        ========
                     Portfolio turnover .................................................      85.08%       34.48%          52.91%
                                                                                           =========     ========        ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................................  $   2,374     $  2,459        $  2,656
                                                                                           =========     ========        ========
====================================================================================================================================
Dividends            Series A--Investment income--net ...................................  $     890     $    703        $    796
Per Share on                                                                               =========     ========        ========
Preferred Stock      Series B--Investment income--net ...................................  $     909     $    684        $    769
Outstanding:                                                                               =========     ========        ========
                     Series C--Investment income--net ...................................  $     503           --              --
                                                                                           =========     ========        ========
                     Series D--Investment income--net ...................................  $     495           --              --
                                                                                           =========     ========        ========
                     Series E--Investment income--net ...................................  $     481           --              --
                                                                                           =========     ========        ========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's investment adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
+++   Includes Common and Preferred Stock average net assets.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $390,744 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $71 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2000, FAM earned fees of $2,321,150, of which $292,159 was waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $342,577,987 and $330,838,958, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses              Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(16,949,675)       $ (2,411,020)
Financial futures contracts ............         (1,852,519)                 --
                                               ------------        ------------
Total ..................................       $(18,802,194)       $ (2,411,020)
                                               ============        ============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,458,988, of which $11,315,269 related to appreciated securities and $13,774,257 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $645,551,076.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended August 31, 2000 increased by 16,744,141 as a result of reorganization and during the year ended August 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The


                                    14 & 15

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

yields in effect at August 31, 2000 were as follows: Series A, 3.15%; Series B, 3.75%; Series C, 4.00%; Series D, 4.13%; and Series E, 3.50%.

Shares issued and outstanding during the year ended August 31, 2000 increased by 7,160 as a result of reorganization and during the year ended August 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $223,808 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies:

On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

--------------------------------------------------------------------------------
                                                   Common Stock      AMPS Shares
                                                 Shares Exchanged     Exchanged
--------------------------------------------------------------------------------
MuniHoldings New York Fund, Inc. ...........         7,585,803          3,040
MuniHoldings New York Insured
Fund II, Inc. ..............................         5,629,540          2,120
MuniHoldings New York Insured
Fund III, Inc. .............................         5,035,985          2,000
--------------------------------------------------------------------------------

In exchange for these shares, the Fund issued 16,744,141 Common Stock shares and 7,160 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

--------------------------------------------------------------------------------
                                                                   Accumulated
                                       Net          Unrealized     Net Realized
                                     Assets        Depreciation   Capital Losses
--------------------------------------------------------------------------------
MuniHoldings New York
Fund, Inc. ..................     $168,520,395     $11,453,958      $8,819,864
MuniHoldings New York
Insured Fund II, Inc. .......     $117,835,860     $12,602,994      $6,112,456
MuniHoldings New York
Insured Fund III, Inc. ......     $107,941,716     $12,176,747      $4,609,132
--------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $615,141,565.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $15,261,000, of which $3,027,000 expires in 2006, $10,147,000 expires in 2007 and $2,087,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066725 per share, payable on September 28, 2000 to shareholders of record as of September 18, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended; and the financial highlights for each of the years in the two-year period then ended and for the period September 19, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 10, 2000


                                    16 & 17

                       MuniHoldings New York Insured Fund, Inc., August 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during its taxable year ended August 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN



                                    18 & 19

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal, New York State and New York City income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDNY--8/00

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